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                                                               EXHIBIT 23.1

                CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS



     As independent public accountants, we hereby consent to the incorporation of our reports included in this Form 10-K, into the Company's previously filed Registration Statements (SEC File No. 33-41039, 33-46567, 33-51604, 33-77404, 33-77612, 33-81686, 33-91260, 33-93942 and 333-09723).

                                       /s/ ARTHUR ANDERSEN LLP

San Antonio, Texas
December 16, 1996